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                                                                Exhibit 10.50

                                    RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                               BIRCH TELECOM, INC.

       BIRCH TELECOM, INC., a corporation organized and existing under the laws of the State of Delaware, certifies as follows:

       1. The original Certificate of Incorporation of Birch Telecom, Inc. was filed with the Delaware Secretary of State on December 23, 1996.

       2. This Restated Certificate of Incorporation amends and restates the provisions of the Restated Certificate of Incorporation of this Corporation, and was duly adopted in accordance with Sections 245 and 242 of the General Corporation Law of the State of Delaware by the directors and stockholders of the Corporation.

       3. The text of the Certificate of Incorporation is amended and restated to read in its entirety as set forth below:

       FIRST: The name of the Corporation is Birch Telecom, Inc. (the "Corporation").

       SECOND: The address of the Corporation's registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, County of New Castle, Delaware 19808, and the name of its registered agent at such address is the Corporation Service Company.

       THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

       FOURTH:

A. The total number of shares that the Corporation shall have authority to issue is 1,200,000,000 shares. The total number of shares of common stock that the Corporation shall have authority to issue is 800,000,000 shares (the "Common Stock"), and the par value of each share of Common Stock is $0.001. The total number of shares of preferred stock that the Corporation shall have authority to issue is 400,000,000 shares (the "Preferred Stock"), and the par value of each share of Preferred Stock is $0.001.

       This Restated Certificate of Incorporation shall become effective in accordance with the General Corporation Law of the State of Delaware (such time of effectiveness, the "Effective Time"). Immediately after the Effective Time (such time immediately after the Effective Time, the "Stock Split Effective Time"), each share of Common Stock, par value $0.001 per share, of the Corporation ("Old Common Stock") issued and outstanding immediately prior to the Stock Split Effective Time shall be automatically reclassified as and converted into 10 validly issued,

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fully paid and nonassessable shares of Common Stock, par value $0.001 per share, of the Corporation ("New Common Stock").

       Each holder of a certificate or certificates that, immediately prior to the Stock Split Effective Time represented outstanding shares of Old Common Stock (the "Old Certificates," whether one or more) shall be entitled to receive upon surrender of such Old Certificates to UMB Bank, n.a. (and any successor thereto or successor transfer agent appointed by the Corporation, the "Transfer Agent") for cancellation, a certificate or certificates (the "New Certificates," whether one or more) representing the number of whole shares of the New Common Stock formerly represented by such Old Certificates so surrendered and reclassified under the terms hereof. From and after the Stock Split Effective Time, Old Certificates shall represent the applicable number of whole shares of New Common Stock and the right to receive New Certificates (and, where applicable, cash in lieu of fractional shares, as provided below) pursuant to the provisions hereof.

       If after the Stock Split Effective Time more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates surrendered. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer stamps to the Old Certificate surrendered, or provide funds for their purchase, or establish to the satisfaction of the Transfer Agent that such taxes are not payable.

B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is expressly authorized to provide for the issuance of all or any number of shares of Preferred Stock in one or more classes or series, and to fix for each such class or series, the voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors provided for the issuance of such class or series and as may be permitted by the Delaware General Corporation Law and this Restated Certificate of Incorporation, including but not limited to fixing the dividend rights, dividend rate, conversion rate, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, the liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

         Of the authorized shares of Preferred Stock, 8,750,000 shares are hereby designated "Series B Preferred Stock"; 8,500,000 shares are hereby designated "Series C Preferred Stock"; 3,000,000 shares are hereby designated "Series D Preferred Stock"; 30,000,000 shares are hereby designated "Series F Preferred Stock"; 329,000,000 shares are hereby designated "Series G

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Preferred Stock"; 6,579,000 shares are hereby designated "Series H Preferred
Stock"; and 2,223,000 shares are hereby designated "Series I Preferred Stock."

C. The powers, preferences, rights, restrictions and other matters relating to the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and Series I Preferred Stock are as follows:

              (1) Dividends.

              (a) SERIES B PREFERRED STOCK. The holders of Series B Preferred Stock shall be entitled to receive dividends in cash at the rate of fifteen percent (15%) per annum on an amount equal to $1.52 plus all unpaid dividends accrued on such shares of Series B Preferred Stock, on each outstanding share of Series B Preferred Stock (as adjusted for any stock dividends, combinations, splits and the like with respect to such shares), when and as declared by the Board of Directors out of the funds legally available for that purpose. Such dividends shall be cumulative from the date of issuance of the Series B Preferred Stock, whether or not earned, whether or not funds of the Corporation are legally available for the payment of dividends and whether or not declared by the Board of Directors, but such dividends shall be payable only when, as, and if declared by the Board of Directors. So long as any shares of Series B Preferred Stock shall be outstanding, no dividend, whether in cash, stock or property, shall be paid or declared, nor shall any other distribution be made, on any shares of Series C Preferred Stock, Common Stock or any other class or series of capital stock of the Corporation authorized or issued after the Effective Time, the terms of which do not expressly provide that it ranks senior to or on a parity with the Series B Preferred Stock as to dividends ("B Junior Securities"), nor shall any shares of Series C Preferred Stock, Common Stock or any other class or series of B Junior Securities be purchased, redeemed or otherwise acquired for value by the Corporation (except for acquisitions of Common Stock by the Corporation pursuant to agreements which permit the Corporation to repurchase such shares upon termination of services to the Corporation, in exercise of the Corporation's right of first refusal upon a proposed transfer, and for payments of cash in lieu of fractional shares pursuant to Section (4)(n) below) until all dividends set forth in this Section (1)(a) on the Series B Preferred Stock shall have been paid or declared and set apart. So long as any shares of Series B Preferred Stock shall be outstanding, no dividend, whether in cash or property, shall be paid or declared, nor shall any other distribution be made, on any shares of Series D Preferred Stock, Series H Preferred Stock, Series I Preferred Stock or any other class or series of capital stock of the Corporation authorized and issued after the Effective Time, the terms of which expressly provide that it will rank on a parity with the Series B Preferred Stock as to dividends ("B Parity Securities"), nor shall any shares of Series D Preferred Stock, Series H Preferred Stock, Series I Preferred Stock or any other class or series of B Parity Securities be purchased, redeemed or otherwise acquired for value by the Corporation (except for exercises of the Corporation's right of first refusal upon a proposed transfer, for payments of cash in lieu of fractional shares pursuant to Section (4)(n) below, or an exchange of shares of Series D Preferred Stock for shares of Series I Preferred Stock in accordance with one or more recapitalization agreements by and among the Corporation and certain holders of shares of Series B Preferred Stock and Series D Preferred Stock (each such

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       agreement, a "Recapitalization Agreement") entered into in accordance with Section 5.11 of the Series G Preferred Stock Purchase Agreement, dated as of March 26, 2001 (the "Series G Purchase Agreement") between the Corporation and BTI (as defined below)) until all dividends set forth in this Section (1)(a) on the Series B Preferred Stock shall have been paid or declared and set apart, except if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series B Preferred Stock, the Series D Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and any other B Parity Securities, such payment shall be distributed ratably among the holders of the Series B Preferred Stock, Series D Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and each other class or series of B Parity Securities entitled to receive such dividends based upon the aggregate accrued but unpaid dividends on such shares held by each holder. When dividends are not paid in full or consideration sufficient for such payment is not set apart as aforesaid, all dividends declared upon the Series B Preferred Stock, Series D Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and any other class or series of B Parity Securities shall be declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series B Preferred Stock, Series D Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and accumulated and unpaid on such B Parity Securities.

            (b) SERIES C PREFERRED STOCK. The holders of Series C Preferred Stock shall be entitled to receive dividends in cash at the rate of ten percent (10%) per annum on an amount equal to $1.52 on each outstanding share of Series C Preferred Stock (as adjusted for any stock dividends, combinations, splits and the like with respect to such shares), when and as declared by the Board of Directors out of funds legally available for that purpose. Notwithstanding anything to the contrary herein, such dividends shall be payable only when, as and if declared by the Board of Directors and shall not be cumulative. So long as any shares of Series C Preferred Stock shall be outstanding, no dividend, whether in cash, stock or property, shall be paid or declared, nor shall any other distribution be made, on any shares of Common Stock or any other class or series of capital stock of the Corporation authorized or issued after the Effective Time, the terms of which do not expressly provide that it ranks senior to or on a parity with the Series C Preferred Stock as to dividends ("C Junior Securities"), nor shall any shares of Common Stock or any class or series of C Junior Securities be purchased, redeemed or otherwise acquired for value by the Corporation (except for acquisitions of Common Stock by the Corporation pursuant to agreements which permit the Corporation to repurchase such shares upon termination of services to the Corporation, in exercise of the Corporation's right of first refusal upon a proposed transfer, or for payments of cash in lieu of fractional shares pursuant to Section (4)(n) below) until all dividends set forth in this Section (1)(b) on the Series C Preferred Stock shall have been paid or declared and set apart. So long as any shares of Series C Preferred Stock shall be outstanding, no dividend, whether in cash or property, shall be paid or declared, nor shall any other distribution be made, on any class or series of capital stock of the Corporation authorized and issued after the Effective Time, the terms of which expressly provide that it will rank on a parity with the Series C Preferred Stock as to dividends ("C Parity Securities"), nor shall any shares of any class or series of C Parity Securities be purchased, redeemed or otherwise acquired for value by the Corporation (except for exercises of the Corporation's right of first refusal upon a proposed transfer, or for payments of cash in lieu of fractional shares pursuant to Section

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       (4)(n) below) until all dividends set forth in this Section (1)(b) on the
       Series C Preferred Stock shall have been paid or declared and set apart, except if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the C Parity Securities, such payment shall be distributed ratably among the holders of the Series C Preferred Stock and each other class or series of C Parity Securities entitled to receive such dividends based upon the aggregate accrued but unpaid dividends on such shares held by each holder. When dividends are not paid in full or consideration sufficient for such payment is not set apart as aforesaid, all dividends declared upon the Series C Preferred Stock and any class or series of C Parity Securities shall be declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series C Preferred Stock and accumulated and unpaid on such C Parity Securities.

            (c) SERIES D PREFERRED STOCK. The holders of Series D Preferred Stock shall be entitled to receive dividends in cash at the rate of fifteen percent (15%) per annum on an amount equal to $4.50 plus all unpaid dividends accrued on such shares of Series D Preferred Stock, on each outstanding share of Series D Preferred Stock (as adjusted for any stock dividends, combinations, splits and the like with respect to such shares), when and as declared by the Board of Directors out of the funds legally available for that purpose. Such dividends shall be cumulative from the date of issuance of the Series D Preferred Stock, whether or not earned, whether or not funds of the Corporation are legally available for the payment of dividends and whether or not declared by the Board of Directors, but such dividends shall be payable only when, as, and if declared by the Board of Directors. So long as any shares of Series D Preferred Stock shall be outstanding, no dividend, whether in cash, stock or property, shall be paid or declared, nor shall any other distribution be made, on any shares of Series C Preferred Stock, Common Stock or any other class or series of capital stock of the Corporation authorized or issued after the Effective Time, the terms of which do not expressly provide that it ranks senior to or on a parity with the Series D Preferred Stock as to dividends ("D Junior Securities"), nor shall any shares of Series C Preferred Stock, Common Stock or any class or series of D Junior Securities be purchased, redeemed or otherwise acquired for value by the Corporation (except for acquisitions of Common Stock by the Corporation pursuant to agreements which permit the Corporation to repurchase such shares upon termination of services to the Corporation, in exercise of the Corporation's right of first refusal upon a proposed transfer, or for payments of cash in lieu of fractional shares pursuant to Section (4)(n) below) until all dividends set forth in this Section
       (1)(c) on the Series D Preferred Stock shall have been paid or declared and set apart. So long as any shares of Series D Preferred Stock shall be outstanding, no dividend, whether in cash or property, shall be paid or declared, nor shall any other distribution be made, on any shares of Series B Preferred Stock, Series H Preferred Stock, Series I Preferred Stock or any other class or series of capital stock of the Corporation authorized and issued after the Effective Time, the terms of which expressly provide that it will rank on a parity with the Series D Preferred Stock as to dividends ("D Parity Securities"), nor shall any shares of Series B Preferred Stock, Series H Preferred Stock, Series I Preferred Stock or any other class or series of D Parity Securities be purchased, redeemed or otherwise acquired for value by the Corporation (except for exercises of the Corporation's right of first refusal upon a proposed transfer, for payments of cash in lieu of fractional shares pursuant to Section (4)(n) below, or an exchange of shares of Series B Preferred Stock for

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       shares of Series H Preferred Stock in accordance with a Recapitalization
       Agreement) until all dividends set forth in this Section (1)(c) on the Series D Preferred Stock shall have been paid or declared and set apart, except if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series B Preferred Stock, the Series D Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and any other D Parity Securities, such payment shall be distributed ratably among the holders of the Series B Preferred Stock, Series D Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and each other class or series of B Parity Securities entitled to receive such dividends based upon the aggregate accrued but unpaid dividends on such shares held by each holder. When dividends are not paid in full or consideration sufficient for such payment is not set apart as aforesaid, all dividends declared upon the Series B Preferred Stock, Series D Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and any other class or series of D Parity Securities shall be declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series B Preferred Stock, Series D Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and accumulated and unpaid on such D Parity Securities.

            (d) SERIES F PREFERRED STOCK. The holders of Series F Preferred Stock shall be entitled to receive dividends in cash at the rate of fifteen percent (15%) per annum on an amount equal to the purchase price for such shares (the "Purchase Price") plus all unpaid dividends accrued on such shares of Series F Preferred Stock, on each outstanding share of Series F Preferred Stock (as adjusted for any stock dividends, combinations, splits and the like with respect to such shares), payable on March 31, June 30, September 30 and December 31 of each year, when and as declared by the Board of Directors out of the funds legally available for that purpose. Such dividends shall be cumulative from the date of issuance of the Series F Preferred Stock, whether or not earned, whether or not funds of the Corporation are legally available for the payment of dividends and whether or not declared by the Board of Directors, but such dividends shall be payable only when, as, and if declared by the Board of Directors. The Purchase Price for the Series F Preferred Stock is (i) $4.50 per share for the initial purchase of 13,333,334 shares by BTI Ventures L.L.C. or its affiliates ("BTI"), (ii) $4.75 per share for the purchase of 5,263,158 shares of Series F Preferred Stock which were purchased upon the exercise of BTI's option to purchase such shares and
       (iii) $5.00 per share for the purchase of 5,000,000 shares of Series F Preferred Stock which were purchased upon the exercise of BTI's option to purchase such shares. So long as any shares of Series F Preferred Stock shall be outstanding, no dividend, whether in cash or property, shall be paid or declared, nor shall any other distribution be made, on any shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series H Preferred Stock, Series I Preferred Stock, Common Stock or any other class or series of capital stock of the Corporation authorized or issued after the Effective Time, the terms of which do not expressly provide that it ranks senior to or on a parity with the Series F Preferred Stock as to dividends ("F Junior Securities"), nor shall any shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series H Preferred Stock, Series I Preferred Stock, Common Stock or any other class or series of F Junior Securities be purchased, redeemed or otherwise acquired for value by the Corporation (except for acquisitions of Common Stock by the Corporation pursuant to agreements which permit the Corporation to repurchase such shares upon termination of services to the

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       Corporation, in exercise of the Corporation's right of first refusal upon a proposed transfer, for payments of cash in lieu of fractional shares pursuant to Section (4)(n) below or an exchange of shares of Series B Preferred Stock for shares of Series H Preferred Stock and an exchange of shares of Series D Preferred Stock for shares of Series I Preferred Stock in accordance with a Recapitalization Agreement) until all dividends set forth in this Section (1)(d) on the Series F Preferred Stock shall have been paid or declared and set apart. So long as any shares of Series F Preferred Stock shall be outstanding, no dividend, whether in cash or property, shall be paid or declared, nor shall any other distribution be made, on any shares of Series G Preferred Stock or any other class or series of capital stock of the Corporation authorized and issued after the Effective Time, the terms of which expressly provide that it will rank on a parity with the Series F Preferred Stock as to dividends ("F Parity Securities"), nor shall any shares of Series G Preferred Stock or any other class or series of F Parity Securities be purchased, redeemed or otherwise acquired for value by the Corporation (except for payments of cash in lieu of fractional shares pursuant to Section (4)(n) below) until all dividends set forth in this Section (1)(d) on the Series F Preferred Stock shall have been paid or declared and set apart, except if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series F Preferred Stock, the Series G Preferred Stock and any other F Parity Securities, such payment shall be distributed ratably among the holders of the Series F Preferred Stock, the Series G Preferred Stock and each other class or series of F Parity Securities entitled to receive such dividends based upon the aggregate accrued but unpaid dividends on such shares held by each holder. When dividends are not paid in full or consideration sufficient for such payment is not set apart as aforesaid, all dividends declared upon the Series F Preferred Stock, the Series G Preferred Stock and any other class or series of F Parity Securities shall be declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series F Preferred Stock and the Series G Preferred Stock and accumulated and unpaid on such F Parity Securities. In addition to the 15% per annum quarterly dividend payable on the Series F Preferred Stock, the shares of Series F Preferred Stock shall be entitled to receive the amount of any cash or non-cash dividends or distributions declared and paid on the shares of Common Stock, as if the shares of Series F
       Preferred Stock had been converted immediately prior to the record date for the payment of such dividend or distribution.

            (e) SERIES G PREFERRED STOCK. The holders of Series G Preferred Stock shall be entitled to receive dividends in cash at the rate of fifteen percent (15%) per annum on an amount equal to $0.35 plus all unpaid dividends accrued on such shares of Series G Preferred Stock, on each outstanding share of Series G Preferred Stock (as adjusted for any stock dividends, combinations, splits and the like with respect to such shares), payable on March 31, June 30, September 30 and December 31 of each year, when and as declared by the Board of Directors out of the funds legally available for that purpose. Such dividends shall be cumulative from the date of issuance of the Series G Preferred Stock, whether or not earned, whether or not funds of the Corporation are legally available for the payment of dividends and whether or not declared by the Board of Directors, but such dividends shall be payable only when, as, and if declared by the Board of Directors. So long as any shares of Series G Preferred Stock shall be outstanding, no dividend, whether in cash or property, shall be paid or declared, nor shall

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       any other distribution be made, on any shares of Series B Preferred
       Stock, Series C Preferred Stock, Series D Preferred Stock, Series H Preferred Stock, Series I Preferred Stock, Common Stock or any other class or series of capital stock of the Corporation authorized or issued after the Effective Time, the terms of which do not expressly provide that it ranks senior to or on a parity with the Series G Preferred Stock as to dividends (the "G Junior Securities"), nor shall any shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series H Preferred Stock, Series I Preferred Stock, Common Stock or any other class or series of G Junior Securities be purchased, redeemed or otherwise acquired for value by the Corporation (except for acquisitions of Common Stock by the Corporation pursuant to agreements which permit the Corporation to repurchase such shares upon termination of services to the Corporation, in exercise of the Corporation's right of first refusal upon a proposed transfer, for payments of cash in lieu of fractional shares pursuant to Section (4)(n) below, or an exchange of shares of Series B Preferred Stock for shares of Series H Preferred Stock and an exchange of shares of Series D Preferred Stock for shares of Series I Preferred Stock in accordance with a Recapitalization Agreement) until all dividends set forth in this Section (1)(e) on the Series G Preferred Stock shall have been paid or declared and set apart. So long as any shares of Series G Preferred Stock shall be outstanding, no dividend, whether in cash or property, shall be paid or declared, nor shall any other distribution be made, on any shares of Series F Preferred Stock or any other class or series of capital stock of the Corporation authorized and issued after the Effective Time, the terms of which expressly provide that it will rank on a parity with the Series G Preferred Stock as to dividends (the "G Parity Securities"), nor shall any shares of Series F Preferred Stock or any other class or series of G Parity Securities be purchased, redeemed or otherwise acquired for value by the Corporation (except for payments of cash in lieu of fractional shares pursuant to Section (4)(n) below) until all dividends set forth in this Section (1)(e) on the Series G Preferred Stock shall have been paid or declared and set apart, except if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series G Preferred Stock, the Series F Preferred Stock and any other G Parity Securities, such payment shall be distributed ratably among the holders of the Series F Preferred Stock, the Series G Preferred Stock and each other class or series of G Parity Securities entitled to receive such dividends based upon the aggregate accrued but unpaid dividends on such shares held by each holder. When dividends are not paid in full or consideration sufficient for such payment is not set apart as aforesaid, all dividends declared upon the Series G Preferred Stock, the Series F Preferred Stock and any other class or series of G Parity Securities shall be declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series F Preferred Stock and the Series G Preferred Stock and accumulated and unpaid on such G Parity Securities. In addition to the 15% per annum quarterly dividend payable on the Series G Preferred Stock, the shares of Series G Preferred Stock shall be entitled to receive the amount of any cash or non-cash dividends or distributions declared and paid on the shares of Common Stock, as if the shares of Series G Preferred Stock had been converted immediately prior to the record date for the payment of such dividend or distribution.

            (f) SERIES H PREFERRED STOCK. The holders of Series H Preferred Stock shall be entitled to receive dividends in cash at the rate of fifteen percent (15%) per annum on an amount equal to $1.52 plus the sum of (i) all unpaid dividends accrued on each share of

       Series H Preferred Stock from and including the date of issuance of such share of Series H Preferred Stock and (ii) all unpaid dividends accrued on the share of Series B Preferred Stock exchanged for such share of Series H Preferred Stock in accordance with the Recapitalization Agreement to (but excluding) the date of such exchange (such dividends of this clause (ii), the "Series H Roll-Over Amount"), on each outstanding share of Series H Preferred Stock (as adjusted for any stock dividends, combinations, splits and the like with respect to such shares), when and as declared by the Board of Directors out of the funds legally available for that purpose. Such dividends shall be cumulative from the date of issuance of the Series H Preferred Stock, whether or not earned, whether or not funds of the Corporation are legally available for the payment of dividends and whether or not declared by the Board of Directors, but such dividends shall be payable only when, as, and if declared by the Board of Directors. So long as any shares of Series H Preferred Stock shall be outstanding, no dividend, whether in cash, stock or property, shall be paid or declared, nor shall any other distribution be made, on any shares of Series C Preferred Stock, Common Stock or any other class or series of capital stock of the Corporation authorized or issued after the Effective Time, the terms of which do not expressly provide that it ranks senior to or on a parity with the Series H Preferred Stock as to dividends ("H Junior Securities"), nor shall any shares of Series C Preferred Stock, Common Stock or any class or series of H Junior Securities be purchased, redeemed or otherwise acquired for value by the Corporation (except for acquisitions of Common Stock by the Corporation pursuant to agreements which permit the Corporation to repurchase such shares upon termination of services to the Corporation, in exercise of the Corporation's right of first refusal upon a proposed transfer, or for payments of cash in lieu of fractional shares pursuant to Section (4)(n) below) until all dividends set forth in this Section (1)(f) on the Series H Preferred Stock shall have been paid or declared and set apart. So long as any shares of Series H Preferred Stock shall be outstanding, no dividend, whether in cash or property, shall be paid or declared, nor shall any other distribution be made, on any shares of Series B Preferred Stock, Series D Preferred Stock, Series I Preferred Stock or any other class or series of capital stock of the Corporation authorized and issued after the Effective Time, the terms of which expressly provide that it will rank on a parity with the Series H Preferred Stock as to dividends ("H Parity Securities"), nor shall any shares of Series B Preferred Stock, Series D Preferred Stock, Series I Preferred Stock or any other class or series of H Parity Securities be purchased, redeemed or otherwise acquired for value by the Corporation (except for exercises of the Corporation's right of first refusal upon a proposed transfer, for payments of cash in lieu of fractional shares pursuant to Section (4)(n) below, or an exchange of shares of Series B Preferred Stock for shares of Series H Preferred Stock and an exchange of shares of Series D Preferred Stock for shares of Series I Preferred Stock in accordance with a Recapitalization Agreement) until all dividends set forth in this Section
       (1)(f) on the Series H Preferred Stock shall have been paid or declared and set apart, except if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series B Preferred Stock, the Series D Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and any other H Parity Securities, such payment shall be distributed ratably among the holders of the Series B Preferred Stock, Series D Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and each other class or series of H Parity Securities entitled to receive such dividends based upon the aggregate accrued but unpaid dividends on such shares held by each holder. When dividends are not paid in full or consideration sufficient for such payment is not set apart as aforesaid, all dividends declared upon the Series B Preferred Stock, Series D Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and any other class or series of H Parity Securities shall be declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series B Preferred Stock, Series D Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and accumulated and unpaid on such H Parity Securities.

            (g) SERIES I PREFERRED STOCK. The holders of Series I Preferred Stock shall be entitled to receive dividends in cash at the rate of fifteen percent (15%) per annum on an amount equal to $4.50 plus the sum of (i) all unpaid dividends accrued on each share of Series I Preferred Stock from and including the date of issuance of such share of Series I Preferred Stock and (ii) all unpaid dividends accrued on the share of Series D Preferred Stock exchanged for such share of Series I Preferred Stock in accordance with a Recapitalization Agreement to (but excluding) the date of such exchange (such dividends of this clause (ii), the "Series I Roll-Over Amount"), on each outstanding share of Series I Preferred Stock (as adjusted for any stock dividends, combinations, splits and the like with respect to such shares), when and as declared by the Board of Directors out of the funds legally available for that purpose. Such dividends shall be cumulative from the date of issuance of the Series I Preferred Stock, whether or not earned, whether or not funds of the Corporation are legally available for the payment of dividends and whether or not declared by the Board of Directors, but such dividends shall be payable only when, as, and if declared by the Board of Directors. So long as any shares of Series I Preferred Stock shall be outstanding, no dividend, whether in cash, stock or property, shall be paid or declared, nor shall any other distribution be made, on any shares of Series C Preferred Stock, Common Stock or any other class or series of capital stock of the Corporation authorized or issued after the Effective Time, the terms of which do not expressly provide that it ranks senior to or on a parity with the Series I Preferred Stock as to dividends ("I Junior Securities"), nor shall any shares of Series C Preferred Stock, Common Stock or any other class or series of I Junior Securities be purchased, redeemed or otherwise acquired for value by the Corporation (except for acquisitions of Common Stock by the Corporation pursuant to agreements which permit the Corporation to repurchase such shares upon termination of services to the Corporation, in exercise of the Corporation's right of first refusal upon a proposed transfer, or for payments of cash in lieu of fractional shares pursuant to Section (4)(n) below) until all dividends set forth in this Section (1)(g) on the Series I Preferred Stock shall have been paid or declared and set apart. So long as any shares of Series I Preferred Stock shall be outstanding, no dividend, whether in cash or property, shall be paid or declared, nor shall any other distribution be made, on any shares of Series B Preferred Stock, Series D Preferred Stock, Series H Preferred Stock or any other class or series of capital stock of the Corporation authorized and issued after the Effective Time, the terms of which expressly provide that it will rank on a parity with the Series I Preferred Stock as to dividends ("I Parity Securities"), nor shall any shares of Series B Preferred Stock, Series D Preferred Stock, Series H Preferred Stock or any other class or series of I Parity Securities be purchased, redeemed or otherwise acquired for value by the Corporation (except for exercises of the Corporation's right of first refusal upon a proposed transfer, for payments of cash in lieu of fractional shares pursuant to Section (4)(n) below, or an exchange of shares of Series B Preferred Stock for shares of

       Series H Preferred Stock and an exchange of shares of Series D Preferred Stock for shares of Series I Preferred Stock in accordance with a Recapitalization Agreement) until all dividends set forth in this Section
       (1)(g) on the Series I Preferred Stock shall have been paid or declared and set apart, except if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series B Preferred Stock, the Series D Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and any other I Parity Securities, such payment shall be distributed ratably among the holders of the Series B Preferred Stock, Series D Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and each other class or series of I Parity Securities entitled to receive such dividends based upon the aggregate accrued but unpaid dividends on such shares held by each holder. When dividends are not paid in full or consideration sufficient for such payment is not set apart as aforesaid, all dividends declared upon the Series B Preferred Stock, Series D Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and any other class or series of I Parity Securities shall be declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series B Preferred Stock, Series D Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and accumulated and unpaid on such I Parity Securities.

            (2)  Liquidation Rights.

            (a) SERIES G PREFERRED STOCK. Upon any liquidation, dissolution, or winding up of the Corporation, and before any distribution or payment shall be made to the holders of Series B Preferred Stock, Series C Preferred Stock, Series H Preferred Stock or Common Stock, the holders of Series G Preferred Stock shall be entitled to be paid out of the assets of the Corporation an amount equal to the greater of (i) the sum of (a) $0.35 per share of Series G Preferred Stock (as adjusted for any stock dividends, combinations, splits and the like with respect to such shares) plus (b) an amount equal to all unpaid dividends accrued on such shares of Series G Preferred Stock to the date of payment of such preference, whether or not earned, whether or not funds of the Corporation are legally available for the payment of dividends and whether or not such dividends have been declared by the Board of Directors; or (ii) the amount the holders of Series G Preferred Stock would have received upon liquidation, dissolution or winding up of the Corporation had such shares of Series G Preferred Stock and all shares of Series D Preferred Stock, Series F Preferred Stock and Series I Preferred Stock been converted to Common Stock immediately prior to such liquidation, dissolution or winding up (such greater amount, the "Series G Liquidation Preference"), for each share of Series G Preferred Stock held by them. If the assets of the Corporation shall be insufficient to make payment in full to all holders of Series G Preferred Stock, Series F Preferred Stock, Series D Preferred Stock and Series I Preferred Stock of the liquidation preference set forth in Sections (2)(a) through (d), inclusive, then such assets shall be distributed among the holders of Series G Preferred Stock, Series F Preferred Stock, Series D Preferred Stock and Series I Preferred Stock at the time outstanding ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

            (b) SERIES F PREFERRED STOCK. Upon any liquidation, dissolution, or winding up of the Corporation, and before any distribution or payment shall be made to the holders of Series B Preferred Stock, Series C Preferred Stock, Series H Preferred Stock or Common

       Stock, the holders of Series F Preferred Stock shall be entitled to be paid out of the assets of the Corporation an amount equal to the greater of (i) the sum of (a) the applicable Purchase Price per share of Series F Preferred Stock (as adjusted for any stock dividends, combinations, splits and the like with respect to such shares) plus (b) an amount equal to all unpaid dividends accrued on such shares of Series F Preferred Stock to the date of payment of such preference, whether or not earned, whether or not funds of the Corporation are legally available for the payment of dividends and whether or not such dividends have been declared by the Board of Directors; or (ii) the amount the holders of Series F Preferred Stock would have received upon liquidation, dissolution or winding up of the Corporation had such shares of Series F Preferred Stock and all shares of Series D Preferred Stock, Series G Preferred Stock and Series I Preferred Stock been converted to Common Stock immediately prior to such liquidation, dissolution or winding up (such greater amount, the "Series F Liquidation Preference"), for each share of Series F Preferred Stock held by them. If the assets of the Corporation shall be insufficient to make payment in full to all holders of Series F Preferred Stock, Series G Preferred Stock, Series D Preferred Stock and Series I Preferred Stock of the liquidation preference set forth in Sections
       (2)(a) through (d), inclusive, then such assets shall be distributed among the holders of Series F Preferred Stock, Series G Preferred Stock, Series D Preferred Stock and Series I Preferred Stock at the time outstanding ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

            (c) SERIES D PREFERRED STOCK. Upon any liquidation, dissolution, or winding up of the Corporation, and before any distribution or payment shall be made to the holders of Series B Preferred Stock, Series C Preferred Stock, Series H Preferred Stock or Common Stock, the holders of Series D Preferred Stock shall be entitled to be paid out of the assets of the Corporation an amount equal to the greater of (i) the sum of (a) $4.50 per share of Series D Preferred Stock (as adjusted for any stock dividends, combinations, splits and the like with respect to such shares) plus (b) an amount equal to all unpaid dividends accrued on such shares of Series D Preferred Stock to the date of payment of such preference, whether or not earned, whether or not funds of the Corporation are legally available for the payment of dividends and whether or not such dividends have been declared by the Board of Directors; or (ii) the amount the holders of Series D Preferred Stock would have received upon liquidation, dissolution or winding up of the Corporation had such shares of Series D Preferred Stock and all shares of Series F Preferred Stock, Series G Preferred Stock and Series I Preferred Stock been converted to Common Stock immediately prior to such liquidation, dissolution or winding up (such greater amount the "Series D Liquidation Preference"), for each share of Series D Preferred Stock held by them. If the assets of the Corporation shall be insufficient to make payment in full to all holders of Series F Preferred Stock, Series G Preferred Stock, Series D Preferred Stock and Series I Preferred Stock of the liquidation preference set forth in Sections (2)(a) through (d) inclusive, then such assets shall be distributed among the holders of Series F Preferred Stock, Series G Preferred Stock, Series D Preferred Stock and Series I Preferred Stock at the time outstanding ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

            (d) SERIES I PREFERRED STOCK. Upon any liquidation, dissolution, or winding up of the Corporation, and before any distribution or payment shall be made to the holders of

       Series B Preferred Stock, Series C Preferred Stock, Series H Preferred Stock or Common Stock, the holders of Series I Preferred Stock shall be entitled to be paid out of the assets of the Corporation an amount equal to the greater of (i) the sum of $4.50 per share of Series I Preferred Stock (as adjusted for any stock dividends, combinations, splits and the like with respect to such shares) plus (b) the sum of (x) the Series I Roll-Over Amount (as adjusted for any stock dividends, combinations, splits and the like with respect to such shares) and (y) an amount equal to all unpaid dividends accrued on such shares of Series I Preferred Stock to the date of payment of such preference, whether or not earned, whether or not funds of the Corporation are legally available for the payment of dividends and whether or not such dividends have been declared by the Board of Directors; or (ii) the amount the holders of Series I Preferred Stock would have received upon liquidation, dissolution or winding up of the Corporation had such shares of Series I Preferred Stock and all shares of Series F Preferred Stock, Series G Preferred Stock and Series D Preferred Stock been converted to Common Stock immediately prior to such liquidation, dissolution or winding up (such greater amount the "Series I Liquidation Preference"), for each share of Series I Preferred Stock held by them. If the assets of the Corporation shall be insufficient to make payment in full to all holders of Series F Preferred Stock, Series G Preferred Stock, Series D Preferred Stock and Series I Preferred Stock of the liquidation preference set forth in Sections
       (2)(a) through (d) inclusive, then such assets shall be distributed among the holders of Series F Preferred Stock, Series G Preferred Stock, Series D Preferred Stock and Series I Preferred Stock at the time outstanding ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

            (e) SERIES B PREFERRED STOCK. Upon any liquidation, dissolution, or winding up of the Corporation, and after the payment of the full liquidation preference of the Series G Preferred Stock as set forth in Section (2)(a) above, the Series F Preferred Stock as set forth in Section (2)(b) above, the Series D Preferred Stock as set forth in Section (2)(c) above, and the Series I Preferred Stock as set forth in Section (2)(d) above, and before any distribution or payment shall be made to the holders of Series C Preferred Stock or Common Stock, the holders of Series B Preferred Stock shall be entitled to be paid out of the assets of the Corporation an amount equal to the sum of (i) $1.52 for each share of Series B Preferred Stock held by them (as adjusted for any stock dividends, combinations, splits and the like with respect to such shares) plus (ii) an amount equal to all unpaid dividends accrued on such shares of Series B Preferred Stock to the date of payment of such preference, whether or not earned, whether or not funds of the Corporation are legally available for the payment of dividends and whether or not such dividends have been declared by the Board of Directors (the "Series B Liquidation Preference"), for each share of Series B Preferred Stock held by them. If the remaining assets of the Corporation shall be insufficient to make payment in full to all holders of Series B Preferred Stock and Series H Preferred Stock of the liquidation preferences set forth in Sections (2)(e) through (f) inclusive, then such remaining assets shall be distributed among the holders of Series B Preferred Stock and Series H Preferred Stock at the time outstanding ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

            (f) SERIES H PREFERRED STOCK. Upon any liquidation, dissolution, or winding up of the Corporation, and after the payment of the full liquidation preference of the Series G Preferred Stock as set forth in Section (2)(a) above, the Series F Preferred Stock as set forth in Section (2)(b) above, the Series D Preferred Stock as set forth in Section (2)(c) above, and the Series I Preferred Stock as set forth in Section (2)(d) above, and before any distribution or payment shall be made to the holders of Series C Preferred Stock or Common Stock, the holders of Series H Preferred Stock shall be entitled to be paid out of the assets of the Corporation an amount equal to the sum of (i) $1.52 per share of Series H Preferred Stock held by them (as adjusted for any stock dividends, combinations, splits and the like with respect to such shares) plus (ii) an amount equal to the sum of (x) the Series H Roll-Over Amount (as adjusted for any stock dividends, combinations, splits and the like with respect to such shares) and (y) all unpaid dividends accrued on such shares of Series H Preferred Stock to the date of payment of such preference, whether or not earned, whether or not funds of the Corporation are legally available for the payment of dividends and whether or not such dividends have been declared by the Board of Directors (the "Series H Liquidation Preference"), for each share of Series H Preferred Stock held by them. If the remaining assets of the Corporation shall be insufficient to make payment in full to all holders of Series H Preferred Stock and Series B Preferred Stock of the liquidation preferences set forth in Sections (2)(e) through (f), inclusive, then such remaining assets shall be distributed among the holders of Series H Preferred Stock and Series B Preferred Stock at the time outstanding ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

            (g) SERIES C PREFERRED STOCK. Upon any liquidation, dissolution, or winding up of the Corporation, and after the payment of the full liquidation preference of the Series G Preferred Stock as set forth in Section (2)(a) above, the Series F Preferred Stock as set forth in Section (2)(b) above, the Series D Preferred Stock as set forth in Section (2)(c) above, the Series I Preferred Stock as set forth in Section (2)(d) above, the Series B Preferred Stock as set forth in Section (2)(e) above, and the Series H Preferred Stock as set forth in Section (2)(f) above and before any distribution or payment shall be made to the holders of Common Stock, the holders of Series C Preferred Stock shall be entitled to be paid out of the assets of the Corporation an amount equal to the sum of (i) $1.52 per share of Series C Preferred Stock (as adjusted for any stock dividends, combinations, splits and the like with respect to such shares), plus (ii) an amount equal to all declared and unpaid dividends for each share of Series C Preferred Stock held by them (the "Series C Liquidation Preference"). If the remaining assets of the Corporation shall be insufficient to make payment in full to all holders of Series C Preferred Stock of the liquidation preference set forth in this Section (2)(g), then such remaining assets shall be distributed among the holders of Series C Preferred Stock at the time outstanding ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

            (h) COMMON STOCK. Upon any liquidation, dissolution, or winding up of the Corporation, and after the payment in full of the Series G Liquidation Preference, Series F Liquidation Preference, Series D Liquidation Preference, the Series I Liquidation Preference, the Series B Liquidation Preference, the Series H Liquidation Preference, and the Series C Liquidation Preference, then the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Common Stock.

            (i)  DEEMED LIQUIDATIONS.

                 (i) At the election of the holders of a majority of the voting power of the outstanding shares of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred
            Stock and Series I Preferred Stock, voting together as a single class, the following events will be deemed a liquidation under this section: (i) consolidation, reorganization, share exchange, recapitalization, business combination, merger or similar transaction involving the Corporation in which the stockholders of the Corporation immediately prior to such transaction in the aggregate cease to own at least 50% of the voting securities of the entity surviving or resulting from such transaction (or the ultimate parent thereof), or any transaction or series of related transactions in which in excess of 50% of the Corporation's voting power is transferred (in any case, an "Acquisition"); and
            (ii) the sale, lease, transfer or other disposition of all or substantially all of the assets of the Corporation (an "Asset Transfer").

                 (ii) Notwithstanding the foregoing, the Corporation shall
            not be obligated to make any payment of the applicable liquidation preferences in cash pursuant to this Section (2)(i) if such payment or the existence of this deemed liquidation provision would violate the terms of the Indenture, dated as of June 23, 1998, by and between the Corporation and Norwest Bank Minnesota, National Association (as trustee), as amended (the "Indenture"), until 91 days after the date on which the Senior Notes due 2008 issued by the Corporation pursuant to such Indenture (the "Senior Notes") mature. If the Corporation is unable to pay the liquidation preferences in cash as set forth in this section, the holders of a majority of the voting power of the then outstanding shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and Series I Preferred Stock, voting together as a single class, may elect to receive shares of Common Stock with a fair market value (as determined in accordance with Section (2)(k)) equal to the respective liquidation preferences of such shares.

              (j) PAYMENTS IN PROPERTY. Whenever the distribution provided for in this Section (2) shall be payable in securities or other property other than cash, the value of that distribution shall be the fair market value of those securities or other property.

              (k) DETERMINATIONS OF FAIR MARKET VALUE. Whenever a determination of fair market value is required under this Restated Certificate of Incorporation, the fair market value shall be determined based upon the price that would be paid by a willing buyer of the assets or shares at issue, in a sale process designed to attract all possible participants and to maximize value. The determination of fair market value shall be made (i) by the Board of Directors or (ii) if the holders of a majority of the voting power of the outstanding shares of Series F Preferred Stock and the Series G Preferred Stock, voting together as a single class, object to such determination by the Board of Directors, by a nationally recognized investment banking firm mutually agreeable to the Corporation and the holders of a majority of the voting power of the outstanding shares of Series F Preferred Stock and the Series G Preferred Stock, voting together as a single class. The fees and expenses of such investment banking firm shall be paid by the Corporation.

              (3) Voting Rights.

              (a) SERIES B, SERIES C, SERIES D, SERIES F, SERIES G, SERIES H AND SERIES I PREFERRED STOCK. The holders of Series B Preferred Stock shall be entitled to cast one vote for each share of Series B Preferred Stock held by them on an as-converted basis, the holders of Series C Preferred Stock shall be entitled to cast one vote for each share of Series C Preferred Stock held by them on an as-converted basis, the holders of Series D Preferred Stock shall be entitled to cast one vote for each share of Series D Preferred Stock held by them on an as-converted basis, the holders of Series F Preferred Stock shall be entitled to cast one vote for each share of Series F Preferred Stock held by them on an as-converted basis, the holders of Series G Preferred Stock shall be entitled to cast one vote for each share of Series G Preferred Stock held by them on an as-converted basis, the holders of Series H Preferred Stock shall be entitled to cast one vote for each share of Series H Preferred Stock held by them on an as-converted basis, and the holders of Series I Preferred Stock shall be entitled to cast one vote for each share of Series I Preferred Stock held by them on an as-converted basis. Such votes shall be cast together with those cast by the holders of Common Stock and not as a separate class, except as otherwise provided herein or required by applicable law. The Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series F Preferred Stock, the Series G Preferred Stock, the Series H Preferred Stock, and Series I Preferred Stock shall not have cumulative voting rights.

              (b) Restrictions and Limitations.

                     (i) So long as the outstanding shares of Series F Preferred
              Stock represent at least five percent (5%) or more of the outstanding shares of Common Stock of the Corporation (on an as-converted to Common Stock basis), the approval by the vote or written consent of the holders of at least seventy-five percent (75%) of the then outstanding shares of Series F Preferred Stock shall be necessary for effecting or validating the following actions with respect to the Corporation:

                            (A) Any amendment, alteration, or repeal of any
                     provision of this Restated Certificate of Incorporation or Bylaws of the Corporation (including the filing of a Certificate of Designation), each as amended from time to time, that adversely affects the voting powers, preferences or other special rights or privileges, qualifications, limitations, or restrictions of the Series F Preferred Stock;

                            (B) Any authorization, creation, or increase in the
                     authorized number of any class or series of capital stock ranking senior to or on parity with the Series F Preferred Stock as to dividends, voting rights or liquidation, or any issuance of any shares of such class or series of capital stock (or any securities convertible into, or exchangeable or exerciseable for such shares);

                            (C) Any payment of any cash or non-cash dividends or
                     other distributions with respect to its capital stock;

                            (D) Any reclassification, combination, split,
                     subdivision, redemption, repurchase or other acquisition of any shares of capital stock (except for acquisitions of Common Stock by the Corporation pursuant to agreements which permit the Corporation to repurchase such shares upon the termination of services to the Corporation or in exercise of the Corporation's right of first refusal upon a proposed transfer);

                            (E) Any agreement by the Corporation or its
                     stockholders regarding an Acquisition or an Asset Transfer (as defined in Section (2)(i));

                            (F) Any acquisition of assets or securities of any
                     other person or entity, except for acquisitions involving cash with an aggregate value of less than five percent (5%) of the Corporation's assets for any single acquisition or series of related transactions;

                            (G) Any joint venture or similar profit sharing
                     arrangement involving material assets or the payment or receipt of more than five percent (5%) of the Corporation's assets;

                            (H) Any liquidation, dissolution or winding up of
                     the Corporation; or

                            (I) An amendment, alteration, or repeal of this
                     Section (3)(b)(i).

                   (ii) So long as the outstanding shares of Series G Preferred Stock represent at least five percent (5%) or more of the outstanding shares of Common Stock of the Corporation (on an as-converted to Common Stock basis), the approval by the vote or written consent of the holders of at least seventy-five percent (75%) of the then outstanding shares of Series G Preferred Stock shall be necessary for effecting or validating the following actions with respect to the Corporation:

                          (A) Any amendment, alteration, or repeal of any
                   provision of this Restated Certificate of Incorporation or Bylaws of the Corporation (including the filing of a Certificate of Designation), each as amended from time to time, that adversely affects the voting powers, preferences or other special rights or privileges, qualifications, limitations, or restrictions of the Series G Preferred Stock;

                          (B) Any authorization, creation, or increase in the
                   authorized number of any class or series of capital stock ranking senior to or on parity with the Series G Preferred Stock as to dividends, voting rights or liquidation, or any issuance of any shares of such class or series of capital stock (or any securities convertible into, or exchangeable or exerciseable for such shares);

                           (C) Any payment of any cash or non-cash dividends or
                   other distributions with respect to its capital stock;

                           (D) Any reclassification, combination, split,
                   subdivision, redemption, repurchase or other acquisition of any shares of capital stock (except for acquisitions of Common Stock by the Corporation pursuant to agreements which permit the Corporation to repurchase such shares upon the termination of services to the Corporation or in exercise of the Corporation's right of first refusal upon a proposed transfer);

                           (E) Any agreement by the Corporation or its
                   stockholders regarding an Acquisition or an Asset Transfer (as defined in Section (2)(i));

                           (F) Any acquisition of assets or securities of any
                   other person or entity, except for acquisitions involving cash with an aggregate value of less than five percent (5%) of the Corporation's assets for any single acquisition or series of related transactions;

                            (G) Any joint venture or similar profit sharing
                   arrangement involving material assets or the payment or receipt of more than five percent (5%) of the Corporation's assets;

                            (H) Any liquidation, dissolution or winding up of
                   the Corporation; or

                            (I) An amendment, alteration, or repeal of this
                   Section (3)(b)(ii).

              (c) Election of Board of Directors.

                     (i) For so long as at least 6,666,667 shares of Series F
              Preferred Stock remain outstanding (subject to adjustment for any stock split, reverse stock split and the like), the holders of Series F Preferred Stock, voting as a separate class, shall be entitled to elect that number of directors to the Corporation's Board of Directors equal to (A) the authorized size of the Corporation's Board of Directors, multiplied by (B) (I) the total number of shares of the Corporation's Common Stock represented by the shares of Series F Preferred Stock then outstanding (on an as-converted basis), divided by (II) the total number of shares of the Corporation's Common Stock then outstanding (assuming conversion of all Preferred Stock then outstanding), rounding up so that the nominees of the holders of Series F Preferred Stock will not represent less than such proportionate interest in (B) above, at each meeting or pursuant to each consent of the Corporation's stockholders for the election of directors; provided, however, that for purposes of this Section
              (3)(c)(i) only, the calculation of the total number of shares outstanding shall exclude any equity securities issued by the Corporation after August 5, 1999 (the "Series F Original Issue Date") (other than the shares of Series F Preferred Stock issued after such date, shares of Series G Preferred Stock, shares of Series H Preferred Stock, shares of Series I Preferred Stock, and any shares of Common Stock issued upon conversion of any of the foregoing) if at such time the outstanding shares of Series F Preferred Stock represent thirty percent (30%) or more of the outstanding Common Stock of the Corporation (on an as-converted to Common Stock basis). Only the holders of the Series F Preferred Stock shall be entitled to remove from office such directors without cause, and only the holders of the Series F Preferred Stock and the directors elected by the holders of the Series F Preferred Stock shall be entitled to fill any vacancy caused by the resignation, death or removal of such directors.

                     (ii) For so long as at least 42,379,182 shares of Series G
              Preferred Stock remain outstanding (subject to adjustment for any stock split, reverse stock split and the like), the holders of Series G Preferred Stock, voting as a separate class, shall be entitled to elect that number of directors to the Corporation's Board of Directors equal to (A) the authorized size of the Corporation's Board of Directors, multiplied by (B) (I) the total number of shares of the Corporation's Common Stock represented by the shares of Series G Preferred Stock then outstanding (on an as-converted basis), divided by (II) the total number of shares of the Corporation's Common Stock then outstanding (assuming conversion of all Preferred Stock then outstanding), rounding up so that the nominees of the holders of Series G Preferred Stock will not represent less than such proportionate interest in (B) above (provided that no rounding up will occur if as a result of rounding up for the Series F Preferred Stock there would be more than one director more than the proportionate interest represented by the holders of the Series F Preferred Stock and the Series G Preferred Stock together), at each meeting or pursuant to each consent of the Corporation's stockholders for the election of directors; provided, however, that for purposes of this Section
              (3)(c)(ii) only, the calculation of the total number of shares outstanding shall exclude any equity securities issued by the Corporation after the date of this Restated Certificate of Incorporation (other than shares of Series H Preferred Stock, shares of Series I Preferred Stock, and any shares of Common Stock issued upon conversion of any of the foregoing) if at such time the outstanding shares of Series G Preferred Stock represent thirty percent (30%) or more of the outstanding Common Stock of the Corporation (on an as-converted to Common Stock basis). Only the holders of the Series G Preferred Stock shall be entitled to remove from office such directors without cause, and only the holders of the Series G Preferred Stock and the directors elected by the holders of the Series G Preferred Stock shall be entitled to fill any vacancy caused by the resignation, death or removal of such directors.

                     (iii) For so long as at least 15,000,000 shares of Series B
              Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series H Preferred Stock and Series I Preferred Stock remain outstanding (subject to adjustment for any stock split, reverse stock split and the like), the holders of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series H Preferred Stock and Series I Preferred Stock, voting together as a single class, shall be entitled to elect one
              (1) member of the Board of Directors at each meeting or pursuant to each consent of the Corporation's stockholders for the election of directors, and only the holders of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series H Preferred Stock and Series I Preferred Stock, voting together a single class, shall be entitled to remove from office such director without cause, and only the holders of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series H Preferred Stock and Series I Preferred Stock and the director elected by such holders of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series H Preferred Stock and Series I Preferred Stock shall be entitled to fill any vacancy caused by the resignation, death or removal of such director.

                     (iv) For so long as the conditions set forth in Sections
              (3)(c)(i) through (iii) are satisfied, the holders of Common Stock, voting as a separate class, shall be entitled to elect one
              (1) member of senior management of the Corporation to the Board of Directors at each meeting or pursuant to each consent of the Corporation's stockholders for the election of directors, and only the holders of the Common Stock shall be entitled to remove from office such director without cause, and only the holders of Common Stock and the director elected by such holders of Common Stock shall be entitled to fill any vacancy caused by the resignation, death or removal of such director.

                     (v) Except as provided in Sections (3)(c)(i) through (iv)
              above, the holders of Common Stock and Preferred Stock, voting together as a single class, shall be entitled to elect all members of the Board of Directors.

              (4) CONVERSION RIGHTS. The holders of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and Series I Preferred Stock shall have the following rights with respect to the conversion of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and Series I Preferred Stock into shares of Common Stock (the "Conversion Rights"):

              (a) OPTIONAL CONVERSION. Subject to and in compliance with the provisions of this Section (4), any shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and Series I Preferred Stock may, at the option of the holder, be converted at any time into fully paid and nonassessable shares of Common Stock. The number of shares of Common Stock to which a holder of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock,

       Series H Preferred Stock or Series I Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the applicable Preferred Stock Rate then in effect (determined as provided in Section (4)(c)) by the number of shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock or Series I Preferred Stock being converted by such holder.

              (b) AUTOMATIC CONVERSION. (i) Subject to and in compliance with the provisions of this Section (4), all outstanding shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and Series I Preferred Stock shall be automatically converted into shares of Common Stock immediately prior to the closing of a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation (such offering, an "IPO") in which (x) the gross proceeds to the Corporation (before underwriting discounts, commissions and fees) are at least $60,000,000 and (y) the per share price to the public is at least $1.05 (after giving effect to the 1 for 10 stock split described in the second paragraph of paragraph (A) of this Article Fourth and subject to adjustment for any subsequent stock split, reverse stock split and the like) (such an IPO meeting the qualifications of clauses (x) and (y), a "Qualified Public Offering"). The number of shares of Common Stock to which a holder of Series B Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the applicable Preferred Stock Rate then in effect by the number of shares of Series B Preferred Stock being converted by such holder. The number of shares of Common Stock to which a holder of Series C Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the applicable Preferred Stock Rate then in effect by the number of shares of Series C Preferred Stock being converted by such holder. The number of shares of Common Stock to which a holder of Series D Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the applicable Preferred Stock Rate then in effect by the number of shares of Series D Preferred Stock being converted by such holder. The number of shares of Common Stock to which a holder of Series F Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the applicable Preferred Stock Rate then in effect by the number of shares of Series F Preferred Stock being converted by such holder. The number of shares of Common Stock to which a holder of Series G Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the applicable Preferred Stock Rate then in effect by the number of shares of Series G Preferred Stock being converted by such holder. The number of shares of Common Stock to which a holder of Series H Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the applicable Preferred Stock Rate then in effect by the number of shares of Series H Preferred Stock being converted by such holder. The number of shares of Common Stock to which a holder of Series I Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the applicable Preferred Stock Rate then in effect by the number of shares of Series I Preferred Stock being converted by such holder.

              (ii) Subject to and in compliance with the provisions of this Section (4), upon the written election of the holders of a majority of the voting power of the then outstanding shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and Series I Preferred Stock, voting together as a single class, immediately prior to the closing of an IPO that is not a Qualified Public Offering, all outstanding shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and Series I Preferred Stock shall be automatically converted into shares of Common Stock. The number of shares of Common Stock to which a holder of Series B Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the applicable Preferred Stock Rate then in effect by the number of shares of Series B Preferred Stock being converted by such holder. The number of shares of Common Stock to which a holder of Series C Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the applicable Preferred Stock Rate then in effect by the number of shares of Series C Preferred Stock being converted by such holder. The number of shares of Common Stock to which a holder of Series D Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the applicable Preferred Stock Rate then in effect by the number of shares of Series D Preferred Stock being converted by such holder. The number of shares of Common Stock to which a holder of Series F Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the applicable Preferred Stock Rate then in effect by the number of shares of Series F Preferred Stock being converted by such holder. The number of shares of Common Stock to which a holder of Series G Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the applicable Preferred Stock Rate then in effect by the number of shares of Series G Preferred Stock being converted by such holder. The number of shares of Common Stock to which a holder of Series H Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the applicable Preferred Stock Rate then in effect by the number of shares of Series H Preferred Stock being converted by such holder. The number of shares of Common Stock to which a holder of Series I Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the applicable Preferred Stock Rate then in effect by the number of shares of Series I Preferred Stock being converted by such holder.

              (c) PREFERRED STOCK. The conversion rate of the applicable series of Preferred Stock in effect at any time for conversion of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock or Series I Preferred Stock (the "Preferred Stock Rate") shall be the quotient obtained by dividing the Original Issue Price of the applicable series of Preferred Stock by the applicable Preferred Stock Price, calculated as provided in Section (4)(d). The "Original Issue Price" for the Series B Preferred Stock, Series C Preferred Stock and Series H Preferred Stock shall equal $1.52 per share. The "Original Issue Price" of the Series D Preferred Stock and Series I Preferred Stock shall equal $4.50 per share. The "Original Issue Price" of the Series F Preferred Stock shall equal the Purchase Price with respect to each share. The "Original Issue Price" of the Series G Preferred Stock shall equal $0.35 per share.

              (d) CONVERSION PRICE. The conversion price, as of the Effective Time (as defined in the second paragraph of paragraph (A) of this Article Fourth), shall: for the Series B Preferred Stock be $8.468; for the Series C Preferred Stock be $8.468; for the Series D Preferred Stock be $25.07; for the Series F Preferred Stock be $3.50; for the Series G Preferred Stock be $3.50, for the Series H Preferred Stock be $3.50; and for the Series I Preferred Stock be $3.50 (in each case, the "Preferred Stock Price"). Such Preferred Stock Prices shall be adjusted from time to time after the Effective Time in accordance with this Section (4), including but not limited to an adjustment for the 1 for 10 stock split described in the second paragraph of paragraph (A) of this Article Fourth, such that the Preferred Stock Prices shall, as of the close of business on the date on which the Stock Split Effective Time occurs: for the Series B Preferred Stock be $0.8468; for the Series C Preferred Stock be $0.8468; for the Series D Preferred Stock be $2.507; for the Series F Preferred Stock be $0.35; for the Series G Preferred Stock be $0.35, for the Series H Preferred Stock be $0.35; and for the Series I Preferred Stock be $0.35. All references to the Preferred Stock Price herein shall mean the Preferred Stock Price as applicable and as so adjusted.

              (e) MECHANICS OF CONVERSION. Each holder of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock or Series I Preferred Stock who desires to convert the same into shares of Common Stock pursuant to this Section (4) shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any transfer agent for the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock or Series I Preferred Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same. Such notice shall state the number of shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock or Series I Preferred Stock being converted. Thereupon, the Corporation shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled. Such conversion shall be deemed to have been made at the close of business on the date of such surrender of the certificates representing the shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock or Series I Preferred Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

              (f) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Corporation shall at any time or from time to time after the Effective Time effect a subdivision of the outstanding Common Stock without a corresponding subdivision of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock or Series I Preferred Stock, the Preferred Stock Price for each series of Preferred Stock in effect immediately before that subdivision shall be proportionately decreased. Conversely, if the Corporation shall at any time or from time to time after the Effective Time combine the outstanding shares of

       Common Stock into a smaller number of shares without a corresponding combination of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock or Series I Preferred Stock, the Preferred Stock Price for each series of Preferred Stock in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section (4)(f) shall become effective at the close of business on the date the subdivision or combination becomes effective, including the 1 for 10 stock split described in the second paragraph of paragraph (A) of this Article Fourth.

              (g) ADJUSTMENT FOR COMMON STOCK DIVIDENDS AND DISTRIBUTIONS. If the Corporation at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, in each such event the Preferred Stock Price of each applicable series of Preferred Stock that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Preferred Stock Price for each applicable series of Preferred Stock then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the applicable Preferred Stock Price shall be recomputed accordingly as of the close of business on such record date and thereafter the applicable Preferred Stock Price shall be adjusted pursuant to this Section (4)(g) to reflect the actual payment of such dividend or distribution.

              (h) ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. If the Corporation at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, in each such event provision shall be made so that the holders of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and Series I Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of other securities of the Corporation which they would have received had their Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock or Series I Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section (4)(h) with respect to the rights of the holders of the Preferred Stock or with respect to such other securities by their terms.

              (i) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. If at any time or from time to time after the Effective Time, the Common Stock issuable upon the conversion of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and Series I Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than an Acquisition or Asset Transfer (as defined in Section (2)(i)) that is deemed a liquidation pursuant to Section (2)(i) and pursuant to which the holders of the Preferred Stock receive the applicable liquidation preferences therefor, or a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section (4)), in any such event each holder of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and Series I Preferred Stock shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock or Series I Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

              (j) REORGANIZATIONS, MERGERS, CONSOLIDATIONS OR SALES OF ASSETS. If at any time or from time to time after the Effective Time, there is a capital reorganization of the Common Stock, merger, consolidation or sale of assets (other than an Acquisition or Asset Transfer (as defined in Section (2)(i)) that is deemed a liquidation pursuant to Section (2)(i) and pursuant to which the holders of the Preferred Stock receive the applicable liquidation preferences therefor, or a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section (4)), as a part of such capital reorganization, merger, consolidation or sale of assets, provision shall be made so that the holders of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and Series I Preferred Stock shall thereafter be entitled to receive upon conversion of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and Series I Preferred Stock the number of shares of stock or other securities or property of the Corporation or third party entity to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation or sale of assets, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section (4) with respect to the rights of the holders of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and Series I Preferred Stock after the capital reorganization, merger, consolidation or sale of assets to the end that the provisions of this Section (4) (including adjustment of the Preferred Stock Price then in effect and the number of shares issuable upon conversion of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and Series I Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable.

              (k) SALE OF SHARES BELOW PREFERRED STOCK PRICE.

                     (i) If at any time or from time to time after the Effective
              Time, the Corporation issues or sells, or is deemed by the express provisions of this Section (4)(k) to have issued or sold, Additional Shares of Common Stock (as defined in Section
              (4)(k)(iv) below), other than as a dividend or other distribution on any class of stock as provided in Section (4)(g) above, and other than a subdivision or combination of shares of Common Stock as provided in Section (4)(f) above, for an Effective Price (as defined in Section (4)(k)(iv) below) less than the then effective Preferred Stock Price with respect to the applicable series of Preferred Stock, then and in each such case: (I) the then existing Preferred Stock Price with respect to the Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall be reduced, as of the opening of business on the date of such issue or sale, to a price determined by multiplying the applicable existing Preferred Stock Price by a fraction (i) the numerator of which shall be (A) the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issue or sale, plus (B) the number of shares of Common Stock which the aggregate consideration received (as defined in Section (4)(k)(ii) below) by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such applicable Preferred Stock Price, and (ii) the denominator of which shall be the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issue or sale plus the total number of Additional Shares of Common Stock so issued; and
              (II) the then existing Preferred Stock Price with respect to the Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and Series I Preferred Stock shall be reduced, as of the opening of business on the date of such issue or sale, to a price equal to the Effective Price. For the purposes of this Section (4)(k)(i), the number of shares of Common Stock deemed to be outstanding as of a given date shall be the sum of (A) the number of shares of Common Stock actually outstanding, (B) the number of shares of Common Stock into which the then outstanding shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and Series I Preferred Stock could be converted if fully converted on the day immediately preceding the given date, and (C) the number of shares of Common Stock which could be obtained through the exercise or conversion of all other rights, options and convertible securities on the day immediately preceding the given date.

                     (ii) For the purpose of making any adjustment required
              under this Section (4)(k), the consideration received by the Corporation for any issue or sale of securities shall (A) to the extent it consists of cash, be computed at the net amount of cash received by the Corporation after deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Corporation in connection with such issue or sale but without deduction of any expenses payable by the Corporation,
              (B) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board of Directors, and (C) if Additional Shares of Common Stock, Convertible Securities (as defined in Section
              (4)(k)(iii) below) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Corporation for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options.

                     (iii) For the purpose of the adjustment required under this
              Section (4)(k), if the Corporation issues or sells any rights or options for the purchase of, or stock or other securities convertible into, Additional Shares of Common Stock (such convertible stock or securities being herein referred to as "Convertible Securities") and if the Effective Price of such Additional Shares of Common Stock is less than the applicable Preferred Stock Price, in each case the Corporation shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Corporation for the issuance of such rights or options or Convertible Securities, plus, in the case of such rights or options, the minimum amounts of consideration, if any, payable to the Corporation upon the exercise of such rights or options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion thereof; provided that if in the case of Convertible Securities the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, the Corporation shall be deemed to have received the minimum amounts of consideration without reference to such clauses; provided further that if the minimum amount of consideration payable to the Corporation upon the exercise or conversion of rights, options or Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of antidilution adjustments, the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; provided further that if the minimum amount of consideration payable to the Corporation upon the exercise or conversion of such rights, options or Convertible Securities is subsequently increased, the Effective Price shall be again recalculated using the increased minimum amount of consideration payable to the Corporation upon the exercise or conversion of such rights, options or Convertible Securities. No further adjustment of the applicable Preferred Stock Price, as adjusted upon the issuance of such rights, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights or options or the conversion of any such Convertible Securities. If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the applicable Preferred Stock Price as adjusted upon the issuance of such rights, options or Convertible Securities shall be readjusted to the applicable Preferred Stock Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise, plus the consideration, if any, actually received by the Corporation for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted, plus the consideration, if any, actually received by the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities, provided that such readjustment shall not apply to prior conversions of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock or Series I Preferred Stock.

                     (iv) "Additional Shares of Common Stock" shall mean all
              shares of Common Stock issued by the Corporation or deemed to be issued pursuant to this Section (4)(k), whether or not subsequently reacquired or retired by the Corporation other than
              (A) shares of Series G Preferred Stock, Series H Preferred Stock and Series I Preferred Stock issued pursuant to the Series G Purchase Agreement or the agreements referred to in Section 5.11 thereof; (B) shares of Common Stock issued upon conversion of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock or Series I Preferred Stock; (C) Common Stock and/or options, warrants or other Common Stock purchase rights, and the Common Stock issued pursuant to such options, warrants or other rights to employees, officers or directors of, or consultants or advisors to the Corporation or any subsidiary pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors of the Corporation; (D) shares of Common Stock issued pursuant to the exercise of options, warrants or convertible securities outstanding as of the Series F Original Issue Date (as defined in Section (3)(c)(i)); (E) warrants to purchase Common Stock, and the Common Stock issued pursuant to such warrants, that are issued to holders of the Senior Notes (as defined in Section (2)(i)); and
              (F) the issuance of Common Stock pursuant to Sections (2)(i),
              (5)(a)(ii) or (5)(b)(ii). The "Effective Price" of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Corporation under this Section (4)(k), into the aggregate consideration received, or deemed to have been received by the Corporation for such issue under this Section
              (4)(k), for such Additional Shares of Common Stock.

              (l) CERTIFICATE OF ADJUSTMENT. In each case of an adjustment or readjustment of the applicable Preferred Stock Price for the number of shares of Common Stock or other securities issuable upon conversion of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock or Series I Preferred Stock, if the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock or Series I Preferred Stock is then convertible pursuant to this Section (4), the Corporation, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock or Series I Preferred Stock at the holder's address as shown in the Corporation's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the consideration received or deemed to be received by the Corporation for any Additional Shares of Common Stock issued or sold or deemed to have been issued or sold,
       (ii) the Preferred Stock Price at the time in effect, (iii) the number of Additional Shares of Common Stock and (iv) the type and amount, if any, of other property which at the time would be received upon conversion of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock or Series I Preferred Stock.

            (m) NOTICES OF RECORD DATE. Upon (i) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any Acquisition (as defined in Section (2)(i)) or other capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation with or into any other corporation, or any Asset Transfer (as defined in Section (2)(i)), or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Preferred Stock at least twenty (20) calendar days prior to the record date specified therein a notice specifying
       (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up. Notwithstanding the foregoing, this Section (4)(m) shall not apply to the 1 for 10 stock split described in the second paragraph of paragraph (A) of this Article Fourth.

            (n) FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock or Series I Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock or Series I Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Corporation shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the Common Stock's fair market value (as determined in accordance with Section (2)(k)) on the date of conversion.

              (o) RESERVATION OF STOCK. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and Series I Preferred Stock and the exercise of all outstanding options and warrants of the Corporation. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and Series I Preferred Stock or the exercise of all outstanding options and warrants, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

            (p) NOTICES. Any notice required by the provisions of this Section (4) shall be in writing and shall be deemed effectively given:
       (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five
       (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation.

            (q) PAYMENT OF TAXES. The Corporation will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common
       Stock upon conversion of shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock or Series I
       Preferred Stock, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series B Preferred Stock, Series C Preferred Stock, Series D
       Preferred Stock,

       Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock or Series I Preferred Stock so converted were registered.

             (5) Redemption.

             (a) Series F Preferred Stock.

                     (i) GENERALLY. In the event of a breach by the Corporation of any of the terms of this Restated Certificate of Incorporation, the Bylaws of the Corporation or the Amended and Restated Purchasers Rights Agreement, dated as of March 26, 2001, by and among the Corporation and certain holders of its capital stock, as the same may be amended or restated from time to time (including in connection with the issuance of Series G Preferred Stock, Series H Preferred Stock and Series I Preferred Stock) (the "Purchasers Rights Agreement"), which has a material adverse effect on the holders of the Series F Preferred Stock that is not cured within fifteen (15) days of receipt of written notice by the Corporation from a holder of Series F Preferred Stock (a "Series F Redemption Event"), the holders of a majority of the voting power of the outstanding shares of Series F Preferred Stock may elect to demand in writing (a "Series F Redemption Demand") the redemption of all or any portion of the shares of Series F Preferred Stock, from any source of funds legally available therefor, at a redemption price per share (the "Series F Redemption Price") equal to the amount of the Series F Liquidation Preference. The redemption under this Section (5)(a) shall take place on a date (the "Series F Redemption Date") that is no later than thirty (30) days after the receipt by the Corporation of the Series F Redemption Demand.

                     (ii) INDENTURE RESTRICTION. Notwithstanding the foregoing, the Corporation shall not be obligated to redeem the shares of Series F Preferred Stock for cash pursuant to Section (5)(a)(i), if such redemption or the existence of the redemption provision would violate the terms of the Indenture (as defined in Section
              (2)(i)) pursuant to which the Senior Notes were issued, until 91 days after the date on which the Senior Notes mature. If the Corporation is unable to redeem the Series F Preferred Stock for cash as set forth above, the holders of a majority of the voting power of the outstanding shares of Series F Preferred Stock may elect to receive shares of Common Stock with a fair market value (as determined in accordance with Section (2)(k)) equal to the Series F Redemption Price.

                     (iii) PROCEDURE. At least fifteen (15) days prior to a
              Series F Redemption Date, written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Series F Preferred Stock to be redeemed, at the address last shown on the records of the Corporation for such holder, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Series F Redemption Date, the Series F Redemption Price, whether or not the Corporation may redeem the shares for cash, or if not, the number of shares of Common Stock issuable in lieu of cash as set forth in Section (5)(a)(ii) above, the place at which payment or delivery may be obtained and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his certificate or certificates representing the shares to be redeemed (the "Series F Redemption Notice"). Except as provided in Section (5)(c), on or after the applicable Series F Redemption Date, each holder of Series F Preferred Stock to be redeemed shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Series F Redemption Notice, and thereupon the Series F Redemption Price of such shares (in cash or shares of Common Stock, as applicable) shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                     (iv) DEPOSIT OF REDEMPTION PRICE OR SHARES OF COMMON STOCK.
              Subject to the provisions set forth above, on or prior to each Series F Redemption Date, the Corporation shall deposit the Series F Redemption Price of all shares of Series F Preferred Stock designated for redemption in the Series F Redemption Notice and not yet redeemed with a bank or trust corporation as a trust fund for the benefit of the respective holder or holders of the shares designated for redemption and not yet redeemed, with irrevocable instructions and authority to the bank or trust corporation to pay the Series F Redemption Price for such shares to their respective holder or holders on or after the applicable Series F Redemption Date upon receipt of notification from the Corporation that such holder has surrendered his share certificate to the Corporation pursuant to Section (5)(a)(iii). As of the applicable Series F Redemption Date, the deposit shall constitute full payment of the shares to the holder or holders, and from and after the applicable Series F Redemption Date the shares so called for redemption shall be redeemed and shall be deemed to be no longer outstanding, and the holder or holders thereof shall cease to be stockholders with respect to such shares and shall have no rights with respect thereto except the rights to receive from the bank or trust corporation payment of the Series F Redemption Price of the shares, without interest, upon surrender of their certificates therefor. The balance of any moneys deposited by the Corporation pursuant to this Section (5)(a)(iv) remaining unclaimed at the expiration of two years following the applicable Series F Redemption Date shall thereafter be returned to the Corporation upon its request expressed in a resolution of its Board of Directors. In the event that the Corporation must issue new shares of Common Stock instead of cash pursuant to the provisions set forth in Section (5)(a)(ii), shares of Common Stock shall be delivered to the bank or trust corporation in lieu of such cash.

              (b) Series G Preferred Stock.

                    (i) GENERALLY. In the event of a breach by the Corporation of any of the terms of this Restated Certificate of Incorporation, the Bylaws of the Corporation, or the Purchasers Rights Agreement, which has a material adverse effect on the holders of the Series G Preferred Stock that is not cured within fifteen (15) days of receipt of written notice by the Corporation from a holder of Series G Preferred Stock (a
               "Series G Redemption Event"), the holders of a majority of the voting power of the outstanding shares of Series G Preferred Stock may elect to demand in writing ("Series G Redemption Demand") the redemption of all or any portion of the shares of Series G Preferred Stock, from any source of funds legally available therefor, at a redemption price per share (the
               "Series G Redemption Price") equal to the amount of the Series
               G Liquidation Preference. The redemption under this Section
               (5)(b) shall take place on a date (the "Series G Redemption Date") that is no later than thirty (30) days after the receipt by the Corporation of the Series G Redemption Demand.

                   (ii) INDENTURE RESTRICTION. Notwithstanding the foregoing, the Corporation shall not be obligated to redeem the shares of Series G Preferred Stock for cash pursuant to Section
               (5)(b)(i), if such redemption or the existence of the redemption provision would violate the terms of the Indenture until 91 days after the date on which the Senior Notes mature. If the Corporation is unable to redeem the Series G Preferred Stock for cash as set forth above, the holders of a majority of the voting power of the outstanding shares of Series G Preferred Stock may elect to receive shares of Common Stock with a fair market value (as determined in accordance with Section (2)(k)) equal to the Series G Redemption Price.

                    (iii) PROCEDURE. At least fifteen (15) days prior to a
               Series G Redemption Date, written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Series G Preferred Stock to be redeemed, at the address last shown on the records of the Corporation for such holder, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Series G Redemption Date, the Series G Redemption Price, whether or not the Corporation may redeem the shares for cash, or if not, the number of shares of Common Stock issuable in lieu of cash as set forth in Section (5)(b)(ii) above, the place at which payment or delivery may be obtained and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his certificate or certificates representing the shares to be redeemed (the "Series G Redemption Notice"). Except as provided in Section (5)(c), on or after the applicable Series G Redemption Date, each holder of Series G Preferred Stock to be redeemed shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Series G Redemption Notice, and thereupon the Series G Redemption Price of such shares (in cash or shares of Common Stock, as applicable) shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                   (iv) DEPOSIT OF REDEMPTION PRICE OR SHARES OF COMMON STOCK.
               Subject to the provisions set forth above, on or prior to each Series G Redemption Date, the Corporation shall deposit the Series G Redemption Price of all shares of Series G Preferred Stock designated for redemption in the Series G Redemption Notice and not yet redeemed with a bank or trust corporation as a trust fund for the benefit of the respective holder or holders of the shares designated for redemption and not yet redeemed, with irrevocable instructions and authority to the bank or trust corporation to pay the Series G Redemption Price for such shares to their respective holder or holders on or after the applicable Series G Redemption Date upon receipt of notification from the Corporation that such holder has surrendered his share certificate to the Corporation pursuant to Section (5)(b)(iii). As of the applicable Series G Redemption Date, the deposit shall constitute full payment of the shares to the holder or holders, and from and after the applicable Series G Redemption Date the shares so called for redemption shall be redeemed and shall be deemed to be no longer outstanding, and the holder or holders thereof shall cease to be stockholders with respect to such shares and shall have no rights with respect thereto except the rights to receive from the bank or trust corporation payment of the Series G Redemption Price of the shares, without interest, upon surrender of their certificates therefor. The balance of any moneys deposited by the Corporation pursuant to this Section (5)(b)(iv) remaining unclaimed at the expiration of two years following the applicable Series G Redemption Date shall thereafter be returned to the Corporation upon its request expressed in a resolution of its Board of Directors.
               In the event that the Corporation must issue new shares of Common Stock instead of cash pursuant to the provisions set forth in Section (5)(b)(ii), shares of Common Stock shall be delivered to the bank or trust corporation in lieu of such cash.

       (c) Rights of Redeemed Stock; Default.

                   (i) From and after the applicable Series F Redemption Date or
              Series G Redemption Date, unless there shall have been a default in payment of the Series F Redemption Price or Series G Redemption Price, as applicable (in cash or shares of Common Stock, as applicable), all rights of the holders of shares of Preferred Stock designated for redemption in the Series F Redemption Notice as holders of Series F Preferred Stock or in the Series G Redemption Notice as holders of Series G Preferred Stock, as applicable (except the right to receive the applicable Series F Redemption Price or Series G Redemption
              Price, respectively, without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

                   (ii) If the Corporation fails to redeem for any reason,
              including, but not limited to, the insufficiency of funds legally available for the redemption of shares, the total number of shares of Preferred Stock to be redeemed on the applicable Series F Redemption Date or Series G Redemption Date, those funds which are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed based upon their holdings of Series F Preferred Stock with respect to Section (5)(a) or their holdings of Series G Preferred Stock with respect to Section (5)(b). The shares of Preferred Stock not redeemed shall remain outstanding and be entitled to all the rights and preferences provided herein or may be otherwise converted into shares of Common Stock pursuant to the provisions set forth in Sections (5)(a)(ii) or
              (5)(b)(ii). At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Preferred Stock, such funds will immediately be used to redeem the balance of the shares which the Corporation has become obliged to redeem on any applicable Redemption Date, but which it has not redeemed.

              (6) INCREASING COMMON STOCK. Subject to the provisions of this Restated Certificate of Incorporation, the number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares of Common Stock then outstanding, issuable upon the conversion of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and Series I Preferred Stock and any other convertible securities of the Corporation, and issuable upon the exercise of all outstanding options and warrants), by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock and Preferred Stock, voting together as a single class.

              (7) NO REISSUANCE OF SERIES B, SERIES C, SERIES D, SERIES F, SERIES G, SERIES H OR SERIES I PREFERRED Stock. No share or shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock or Series I Preferred Stock acquired by the Corporation by reason of redemption, purchase, or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

       FIFTH: The Board of Directors shall have that number of Directors set out in the Bylaws of the Corporation as adopted or as set from time to time by a duly adopted amendment thereto by the Directors or stockholders of the Corporation, and, notwithstanding any other provision of this Restated Certificate of Incorporation, the authorized number of Directors may be changed by a resolution of the Board of Directors. All directors shall be of one class. The directors of the Corporation shall be elected by the stockholders entitled to vote thereon at each annual meeting of stockholders and shall hold office after the annual meeting of stockholders and until his or her successor shall be elected and qualified, subject, however, to prior death, resignation, disqualification or removal from office. The term of office of each director in office at the time this Restated Certificate of Incorporation becomes effective shall expire at the first annual meeting of stockholders held after the issuance of the Series G Preferred Stock or upon the effectiveness of a written consent of stockholders in lieu of an annual meeting in accordance with Section 211(b) of the Delaware General Corporation Law, as the case may be. Any newly created directorship resulting from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy on the Board of Directors may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. In no case shall a decrease in the number of directors shorten the term of any incumbent director.

       SIXTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, repeal, alter, amend and rescind the Bylaws of the Corporation. Notwithstanding the foregoing, the Bylaws may be rescinded, altered, amended or repealed in any respect by the affirmative vote of the holders of at least a majority of the outstanding voting stock of the Corporation, voting together as a single class.

       SEVENTH: Notwithstanding the provisions of Article Fifth, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Restated Certificate of Incorporation or the resolution or resolutions adopted by the Board of Directors pursuant to Article Fourth applicable thereto.

       EIGHTH: Elections of directors at an annual or special meeting of stockholders need not be by written ballot unless the Bylaws of the Corporation shall so provide.

       NINTH:

       (a) Subject only to the exclusions set forth in paragraph (c) of this Article Ninth, the Corporation shall hold harmless and indemnify, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, each director or officer of the Corporation (each, an "Indemnitee") against any and all liability and loss suffered and expenses (including attorneys' fees), judgments, fines, excise taxes assessed with respect to any employee benefit plan, or penalties and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the Corporation), to which Indemnitee is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Indemnitee is, was or at any time becomes a director or officer of the Corporation, or, while a director or officer of the Corporation, is, or was serving, or at any time serves at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

       (b) The expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee in defending any proceeding and any judgments, fines or amounts to be paid in settlement shall be advanced by the Corporation at the request of the Indemnitee and upon delivery to the Corporation of an undertaking by such Indemnitee to repay all amounts so advanced if it shall ultimately be determined that Indemnitee was not entitled to be indemnified or was not to be fully indemnified.

       (c) No indemnity pursuant to this Article Ninth shall be paid by the Corporation (i) for which payment is actually made to Indemnitee under a valid and collectible insurance policy, except in respect of any excess beyond the amount of payment under such insurance; (ii) for which Indemnitee is indemnified by the Corporation pursuant to applicable law or otherwise than pursuant to this Article Ninth; (iii) for an accounting of profits made from the purchase or sale by

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

Indemnitee of securities of the Corporation within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law or common law; (iv) on account of Indemnitee's conduct which is finally adjudged by a court to have been knowingly fraudulent, deliberately dishonest or willful misconduct; (v) if a final decision by a court having jurisdiction in the matter shall determine that such indemnity is not lawful; or (vi) for an action, suit or proceeding (or portion thereof) initiated by the Indemnitee without the prior approval of the Board of Directors of the Corporation (other than an action, suit or proceeding (or a portion thereof) initiated by the Indemnitee to enforce its rights hereunder).

       (d) All obligations of the Corporation contained herein shall continue during the period Indemnitee is a director or officer of the Corporation (or, while a director or officer of the Corporation, is, or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Indemnitee was a director or officer of the Corporation or serving in any other capacity referred to herein.

       (e) Promptly after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Corporation under this Article Ninth, notify the Corporation of the commencement thereof; but the omission so to notify the Corporation will not relieve it from any liability which it may have to Indemnitee otherwise than under this Article Ninth. With respect to any such action, suit or proceeding as to which Indemnitee notifies the Corporation of the commencement thereof, the Corporation will be entitled to participate therein at its own expense.

       (f) Except as otherwise provided below, to the extent that it may wish, the Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof with counsel reasonably satisfactory to the Indemnitee. After notice from the Corporation to Indemnitee of its election so to assume the defense thereof, the Corporation will not be liable to Indemnitee under this Article Ninth for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ its counsel in such action, suit or proceeding, but the fees and expenses of such counsel, incurred after notice from the Corporation of its assumption of the defense thereof, shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Corporation, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and Indemnitee in the conduct of the defense of such, subject to the approval of the Corporation, which approval shall not be unreasonably withheld, or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Corporation or as to which Indemnitee shall have made the conclusion provided for in (ii) above.

       (g) The Corporation shall not be liable to indemnify Indemnitee under this Article Ninth for any amounts paid in settlement of any action or claim effected without its written consent.

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

The Corporation shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Corporation nor Indemnitee will unreasonably withhold their consent to any proposed settlement.

       (h) In the event Indemnitee is required to bring any action to enforce rights or to collect moneys due under this Article Ninth and is successful in such action, the Corporation shall promptly reimburse Indemnitee for all of Indemnitee's reasonable fees and expenses in bringing and pursuing such action.

       (i) The provisions of this Article Ninth shall inure to the benefit of and be enforceable by the Indemnitee's personal or legal representatives, executors, administrators, heirs, devises and legatees.

       (j) The Corporation shall have power to purchase and maintain insurance, at its expense, on behalf of any person who is or was an officer, director, employee or agent of the Corporation or a subsidiary thereof, or is or was serving at the request of the Corporation as an officer, director, partner, member, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise, including any employee benefit plan, against any expense, liability or loss asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Bylaws, the provisions of this Article Ninth or the Delaware General Corporation Law.

       (k) The indemnification provided by this Article Ninth shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under any statute, the Bylaws, other provisions of this Restated Certificate of Incorporation, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in any other capacity while holding such office, and shall continue as to a person who has ceased to be an officer or director of the Corporation or a subsidiary thereof or an officer, director, partner, member, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise, including any employee benefit plan, and shall inure to the benefit of the heirs, executors and administrators of such person.

       (l) This Article Ninth may be hereafter amended or repealed; provided, however, that no amendment or repeal shall reduce, terminate, or otherwise adversely affect the right of a person entitled to obtain indemnification hereunder with respect to acts or omissions of such person occurring prior to the effective date of such amendment or repeal.

       TENTH: A director shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this Article shall not eliminate or limit the liability of a director (i) for any breach of his duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derives an improper personal benefit.

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

       If the Delaware General Corporation Law is hereafter amended to authorize corporate action further limiting or eliminating the personal liability of directors, then the liability of the director to the Corporation shall be limited or eliminated to the fullest extent permitted by the Delaware General Corporation Law, as so amended from time to time. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

       ELEVENTH: Any action required by applicable law to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings or meetings of stockholders are recorded.

       TWELFTH: Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time only by the Chairman of the Board of Directors, the Chief Executive Officer of the Corporation, the President of the Corporation, or a majority of the members of the Board of Directors, and such special meetings may not be called by any other person or persons; PROVIDED, HOWEVER, that if and to the extent that any special meeting of stockholders may be called by any other person or persons specified in any other provisions of this Restated Certificate of Incorporation or any amendment hereto or any certificate filed under Section 151(g) of the Delaware General Corporation Law, then such special meeting may also be called by the person or persons, in the manner, at the times and for the purposes so specified.

       THIRTEENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

       FOURTEENTH: Each reference in this Restated Certificate of Incorporation to any provision of the Delaware General Corporation Law refers to the specified provision of the General Corporation Law of the State of Delaware, as the same now exists or as it may hereafter be amended or superseded.

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

       IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been executed on behalf of the Corporation this 10th day of May, 2001.



                                  BIRCH TELECOM, INC.



                                  By:  /s/ Gregory C. Lawhon
                                       ---------------------------------------
                                       Gregory C. Lawhon, Senior Vice President

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